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                                                                 Exhibit 10.99.1

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENT(S)  TO EXHIBIT 10.99
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Amendment One, dated as of May 9, 2000, by and among Collins Holdings EME, LLC,
Collins Trust II, Wilmington Trust Company, Collins Generation II, LLC, Edison Mission Midwest Holdings Co., Midwest Generation, LLC, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A.

Amendment One, dated as of May 9, 2000, by and among Collins Holdings EME, LLC, Collins Trust III, Wilmington Trust Company, Collins Generation III, LLC, Edison Mission Midwest Holdings Co., Midwest Generation, LLC, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A.

Amendment One, dated as of May 9, 2000, by and among Collins Holdings EME, LLC, Collins Trust IV, Wilmington Trust Company, Collins Generation IV, LLC, Edison Mission Midwest Holdings Co., Midwest Generation, LLC, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A.